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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): January 31, 2002


                       DiamondCluster International, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                   000-22125                   36-4069408
(State or other jurisdiction  (Commission File Number)         (IRS Employer
       of incorporation)                                  Identification Number)

          John Hancock Center
 875 North Michigan Avenue, Suite 3000                            60611
        Chicago, Illinois 60611                                 (Zip Code)
(Address of principal executive offices)

                                  312-255-5000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5.   Other Items

     The registrant issued a press release and held a conference call with analysts, investors and members of the public on January 31, 2002 announcing third quarter results for fiscal year 2002 and issuing guidance for the first quarter of the fiscal year 2003. The press release is filed herewith under Item 7(c). The registrant noted that certain remarks made during the conference call and in the press release were forward-looking statements and that investors and analysts should realize that actual results might differ materially. The registrant further stated that any forward-looking statements speak only as of today's date, January 31, 2002, and that it undertakes no duty to update this information in the future. The risks and uncertainties associated with the registrant's business are highlighted in its filings with the Securities and Exchange Commission, including the Form 10-Q for the quarter ended September 30, 2001.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(a)  None

(b)  None

(c)  Exhibits

   Exhibit No.   Document
   -----------   --------

      99         Press Release

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DIAMONDCLUSTER INTERNATIONAL, INC.


                                   By: /s/ Karl E. Bupp
                                      -----------------------------------
                                   Chief Financial Officer


January 31, 2002



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                                  EXHIBIT INDEX

Exhibit No.                         Document                                Page
-----------                         --------                                ----
  99               Press Release                                             1





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